UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 19, 2009

WILSHIRE ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Gateway Center, Newark, NJ, 07102
(Address of principal executive offices)

(201) 420-2796
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 19, 2009, Wilshire Enterprises, Inc. (the "Company") issued a press release respecting a  letter that the Company received from Mr. Andrew Dakos, Managing Member, Full Value Advisors LLC, General Partner of Full Value Partners, L.P.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

On February 20, 2009, the Company sent a letter to Mr. Andrew Dakos, Managing Member, Full Value Advisors LLC, General Partner of Full Value Partners, L.P.  A copy of the letter is attached to this Form 8-K as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.   The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Press Release issued on February 19, 2009
Exhibit 99.2	Letter, dated February 20, 2009, to Mr. Andrew Dakos

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 20, 2009	WILSHIRE ENTERPRISES, INC.
(Registrant)

	By:	/s/ S. Wilzig Izak
S. Wilzig Izak
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release issued on February 19, 2009
Exhibit 99.2	Letter, dated February 20, 2009, to Mr. Andrew Dakos